SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Multi-Asset Growth Allocation Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of the fund’s prospectuses.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.
The following information replaces the existing similar disclosure for the fund under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectuses.
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
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Americas Multi-Asset Head: New York.
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BSE, Princeton University.
Please Retain This Supplement for Future Reference
May 10, 2021
PROSTKR21-22